POWER OF ATTORNEY

	I hereby appoint each of Jim L. Kaput, Sandra L. Groman, Cristen L. Kogl and Heidi A. Turacek as my true and lawful attorneys-in-fact to:

	(1)	execute for me and on my behalf in my capacity as an officer and/or director of The ServiceMaster Company (the "Company"), Forms 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder,

	(2)	do and perform any and all acts for me and on my behalf which may be necessary or desirable to complete and execute any such Form 4 and 5 and timely file such form(s) with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

	(3)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by me, it being understood that the documents executed by such attorney-in-fact on my behalf pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his or her discretion.

        I acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at my request, are not assuming, nor is the Company assuming, any of my responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until I am no longer required to file Forms 4 and 5 with respect to my holdings of and transactions in equity securities of the Company, unless earlier revoked by me in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, I have caused this Power of Attorney to be executed as of this 3rd day of June, 2003.

					   /s/ John L. Carl
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                                         Signature
        				    John L. Carl
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